  FORM 8-K Cover Page
  Items Reported
  Signatures
  Exhibit Index

SECURITITES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 26, 2004

DOWNEY FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13578 (Commission File Number)	33-0633413 (IRS Employer Identification Number)

3501 Jamboree Road Newport Beach, California (Address of principal executive offices)		92660 (Zip Code)

Registrant’s telephone number, including area code:   (949) 854-0300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On August 26, 2004, Downey Financial Corp. issued a news release to announce the employment termination of Marangal Domingo as President and Chief Executive Officer and resignation as a member of the Board of Directors of Downey Financial Corp. and the related Downey entities, effective August 31, 2004. The release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Mr. Domingo will receive a severance payment in accordance with the terms of his employment agreement, dated January 20, 2004.

(c) The same news release described in Item 5.02(b) also announced the appointment of Daniel D. Rosenthal, age 51, as President and Chief Executive Officer. The release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Mr. Rosenthal previously served in these positions from November 20, 1998 to February 1, 2004. In February 2004, Mr. Rosenthal returned to his prior position as President of DSL Service Company. Mr. Rosenthal joined the Downey Savings and Loan Association (the "Bank") in 1975, was appointed a director of DSL Service Company, and was appointed as DSL Service Company's Acting President in 1993. Mr. Rosenthal was named President of DSL Service Company in 1994 and was Senior Vice President and Director of Major Loans of the Bank. During 1998, Mr. Rosenthal served as the Chief Operating Officer of the Bank. Currently, there is no employment contract between Mr. Rosenthal and Downey Financial Corp. Mr. Rosenthal will continue to serve as a director of Downey Financial Corp.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

99.1  Press release dated August 26, 2004 reporting the resignation of Marangal Domingo, President and Chief Executive Officer of Downey Financial Corp. and Downey Savings and Loan Association, F.A., and the appointment of Daniel D. Rosenthal as new President and Chief Executive Officer of Downey Financial Corp. and Downey Savings and Loan Association, F.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWNEY FINANCIAL CORP. (Registrant)

Date: August 30, 2004	By /s/ Thomas E. Prince Thomas E. Prince Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1

Press release dated August 26, 2004 reporting the resignation of Marangal Domingo, President and Chief Executive Officer of Downey Financial Corp. and Downey Savings and Loan Association, F.A. and the appointment of Daniel D. Rosenthal as new President and Chief Executive Officer of Downey Financial Corp. and Downey Savings and Loan Association, F.A.